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                                                                    EXHIBIT 10.2
                            PIONEER BANCORPORATION
                     NON-QUALIFIED STOCK OPTION AGREEMENT


     This Non-qualified Stock Option Agreement (the "Agreement") is to be effective as of the ____ day of _______________, by ____________________, (the
"Optionee"), and PIONEER BANCORPORATION, a Nevada corporation (the
"Corporation").

     WHEREAS, the Board of Directors of Pioneer Citizens Bank of Nevada (the "Bank") adopted a Non-Qualified Stock Option Plan (the "Plan") on January 6, 1991, which was approved by the Bank's shareholders on March 20, 1991, and which was assumed by the Corporation on October 31, 1993, and amended by the Board of Directors of the Corporation on February 18, 1998, with such amendment submitted to and approved by the Corporation's shareholders on March 18, 1998; and

     WHEREAS, Optionee is a key employee or director of the Corporation or one or more of its subsidiaries; and

     WHEREAS, Optionee was granted an option for ____ shares of the Corporation's common stock ($0.01 par value) as of the date above written;

     THEREFORE, in consideration of the promises contained herein and the benefits to be derived herefrom, the parties agree as follows:


     1.    Grant of Options/Terms and Conditions. The Corporation grants to the
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Optionee Non-Qualified Stock Options (such options are sometimes hereinafter referred to as "NSOs"), to purchase all or any part of a total of ____ shares of the Corporation's common stock subject to the terms and conditions hereinafter described:

           (a) NSOs for the shares subject to this Agreement may be exercised by the Optionee on or after the date the right to exercise NSOs for such shares have vested in accordance with the following schedule, unless sooner terminated pursuant to the terms of this Agreement, and subject to the right of accumulation provided for herein. The right to exercise these NSOs shall vest from time to time in accordance with the following schedule on the anniversary date of this Agreement for the year indicated:

    Date on Which NSOs will Vest      Number of Shares for which NSOs Will Vest
    ----------------------------      -----------------------------------------




Notwithstanding the above vesting schedule, in the event of a proposed merger, consolidation, sale of assets, exchange of stock or other reorganization resulting in a 50% or greater change of ownership of the Corporation or its subsidiaries, the vesting of the NSOs shall accelerate so they

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become exercisable at least fifteen days prior to such proposed transaction. The
NSOs shall not be exercisable after the tenth anniversary of this Agreement (the "Expiration Date").

           (b) Except as provided in paragraph (2) below, the NSOs may be exercised only by Optionee during Optionee's lifetime and may not be transferred, assigned, pledged or hypothecated in any way, and such NSOs shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of these NSOs, or of any right or privilege conferred hereby, contrary to the provisions of this Agreement, or upon the levy of any attachment or similar process of these NSOs, right or privilege, these NSOs shall immediately become null and void.

           (c) To the extent not exercised, these NSOs shall accumulate and be exercisable, in whole or in part, in any subsequent period but not later than the Expiration Date.

           (d) Optionee shall give written notice to the Corporation of Optionee's intent to exercise any NSOs subject to this Agreement. The written notice of intent to exercise shall be sent to the Corporate Secretary at the Corporation's principal offices located at 10 State Street. Reno, Nevada 89501.

           (e) The exercise of any NSO is contingent upon the receipt by the Corporation of cash, certified bank check to its order or a combination of the foregoing, in an amount equal to the full exercise price of the shares being purchased or through the transfer to the Corporation of stock of the Corporation having a fair market value equal to the purchase price and which has been held by Optionee for more than six months.

           (f) The exercise price for each share of common stock of the Corporation subject to these NSOs is $_____, which has been determined in good faith to be 100 percent of the fair market value of a share of the common stock of the Corporation as of tile date of this Agreement.

           (g) In the event of any change in the common stock of the Corporation by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split up, combination or exchange of shares, rights offering to purchase common stock at a price substantially below fair market value, or of any similar change affecting the common stock, then the number and kind of shares subject to these NSOs and the purchase price per share of those subject shares shall be appropriately adjusted consistent with such change in such manner as the Committee established under the Plan may deem equitable to prevent substantial dilution or enlargement of the rights granted to Optionee hereunder. Any adjustment so made shall be final and binding upon Optionee.

           (h) Optionee shall have no rights as a shareholder with respect to any shares of stock subject to these NSOs prior to the date of issuance to Optionee of a certificate or certificates for such shares.

           (i) This option shall not confer upon Optionee any right with respect to continuance of employment or as a director of the Corporation or of its subsidiaries, nor, if

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Optionee is a key employee, shall it interfere in any way with the right of the
Corporation to terminate Optionee's employment at any time.

     2.    Expiration of Options
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          (a)    Optionee may not exercise any part of the NSOs granted under the Plan unless Optionee has been an employee or served as a director of the Corporation or of a subsidiary corporation at all times from the date of the grant of such NSOs until the date three months prior to the date of exercise, except as provided below. Such employment as an employee or service as a director must have been continuous for at least one year before any NSO can be exercised.

           (b) If Optionee shall die while an employee or director of the Corporation or a subsidiary corporation, Optionee's NSOs may be exercised, to the extent that Optionee shall have been entitled to do so on the date of death, by the person or persons to whom the Optionee's right under the NSO passes by will or applicable law, or if no such person has such right, by Optionee's executors or administrators, at any time, or from time to time, but not later than the Expiration Date or two years after Optionee's death, whichever date is earlier.

           (c) If Optionee's employment or directorship shall terminate or cease because of Optionee's disability, Optionee may exercise these NSOs, to the extent that Optionee shall have been entitled to do so at the date of Optionee's termination of employment or cessation of directorship, at any time or from time to time, but not later than the Expiration Date or one year after termination of employment or cessation of service as a director, whichever date is earlier.

           (d) If Optionee's employment or directorship shall terminate or cease by reasons other than death or disability, all right to exercise Optionee's NSOs shall terminate at the Expiration Date or upon termination of employment or cessation of directorship, whichever date is earlier.

     3.    Investment Representation. The Optionee represents and warrants that
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Optionee has acquired these NSOs for investment and not with a view to distribution and that Optionee will acquire all shares provided for hereunder for investment and not with a view to distribution. Upon each exercise of these NSOs, Optionee will deliver to the Corporation a written representation to such effect in a form prepared by counsel to the Corporation. Certificates for the shares acquired by Optionee under these NSOs shall bear a legend substantially in the following form:

           THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION

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           THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

     4.    Restrictions Under Securities Laws. These NSOs shall be subject to
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the requirement that if at any time the Corporation determines that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under state or federal law or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of these NSOs or the issue or purchase of shares thereunder, these NSOs may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effective or obtained free of any conditions not acceptable to the Corporation.

     5.    Notices. Any notice to the Corporation required to be made under the
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terms of the Agreement or under the terms of the Plan shall be addressed to the
Corporate Secretary at the Corporation, 10 State Street, Reno, Nevada 89501, and any notice required to made to the Optionee under the terms of the Agreement or under the terms of the Plan shall be addressed to Optionee at such address as the Optionee furnishes to the Secretary of the Corporation from time to time.

     6.    Plan Governs. To the extent that this Agreement is inconsistent with
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tile Plan, tile Plan shall govern. To the extent possible, this Agreement shall be construed consistently with the Plan.

     7.    Governing Law. This Agreement shall be construed ill accordance with
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the laws of the State of Nevada.


      IN WITNESS WHEREOF, this Non-Qualified Stock Option Agreement is executed as of the date first written above.


                              OPTIONEE:

                              _____________________________


                              PIONEER BANCORPORATION


                              By:
                              Title: President/CEO
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